UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



                       September 20, 2000
        Date of Report (Date of earliest event reported)




                        ASD SYSTEMS, INC.
     (Exact name of registrant as specified in its charter)





          Texas              000-27945        75-2737041
     (State or other      (Commission File   (IRS Employer
     jurisdiction of          Number)       Identification
      incorporation)                             No.)


  3737 Grader Street, Suite 110
          Garland, Texas                       75041
 (Address of principal executive             (Zip Code)
             offices)


                          214.348.7200
       Registrant's telephone number, including area code

                               N/A
  (Former name or former address, if changed since last report)


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Item 5.     OTHER EVENTS

      As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, ASD Systems, Inc., d/b/a Ascendant Solutions, a Texas corporation (the "Registrant"), is filing as Exhibit 99.1 to this Current Report on Form 8-K, that press release issued by and on behalf of the Registrant, on September 20, 2000, which such press release is specifically incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.
(b)  Not Applicable.
(c)  Exhibits.

     99.1  Press Release issued on September 20, 2000 (filed herewith).

                            SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 20, 2000        ASD SYSTEMS, INC.



                                By: /s/ DAVID E. BOWE
                                   -----------------------------
                                   David E. Bowe
                                   Chief Executive Officer,
                                   President, and Chief
                                   Financial Officer

                        INDEX TO EXHIBITS


Exhibit     Description
----------- ---------------------------------------------

99.1        Press Release issued on September 20, 2000
            (filed herewith).